ANTHONY BERTUZZI
                               14 Hitchcock Avenue
                             Staten Island, NY 10306
                                 (718) 667-6807

                                                               November 30, 1995

Joseph W. Hafesh
300 Winston Dr. Apt. 2704
Cliffside Park, NJ 07010

Dear Mr. Hafesh:

This letter agreement (the "Agreement") will serve to confirm our recent conversations and negotiations concerning the parameters attendant upon the receipt by the undersigned (the "Donee") of securities constituting a controlling equity interest in Techscience Industries, Inc., a publicly owned Delaware corporation ("TSCI") with a class of securities registered pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the"34 Act"). This Agreement is and is intended to be confidential and no public or other announcement is or will be made by TSCI or Donee until and unless the same is mandated by the federal securities laws or counsel to either party.

         1. GIFT. Simultaneously with the execution of this Agreement at a mutually agreeable time and place (the"Hafesh Closing"), the Donee will be the recipient from Joseph W. Hafesh ("Hafesh") of a gift of an aggregate of 1,889,000 issued and outstanding shares of TSCI's Common Stock, $.01 par value per share owned beneficially and of record by Hafesh since 1978 (the "Gift Shares"). The Gift Shares, which represent approximately 38% of TSCI's total issued and outstanding Common Stock capitalization as of the date hereof, are being delivered to the Donee without consideration.

         2. BUSINESS PURPOSE. Hafesh, an executive officer and director of TSCI who resigned these positions on August 25, 1993, hereby declares his express written intent in executing and performing this Agreement is to free himself from any and all potential obligations under Section 16 of the Securities Exchange Act of 1934, by divesting himself of securities that have had little or no value since 1991.

         3. OUTSTANDING CAPITALIZATION. At the Hafesh Closing, TSCI's issued and outstanding capitalization shall consist of 5,017,750 shares of common stock, its only class of equity or debt securities.

         4. INVESTMENT INTENT. The Donee hereby represents, warrants covenants and agrees that he has been advised, and by the execution of this Agreement, hereby agrees, accepts and acknowledges as follows with respect to the Gift
Shares:

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                  (a) That  none of the Gift  Shares to be  delivered  hereunder shall have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities law, and that Hafesh will be
relying  upon  an  exemption  from   registration   based  upon  the  investment
representations of the Donee;

                  (b) The Donee will be acquiring the Gift Shares for investment purposes and without any view to the transfer or resale thereof and that such shares shall not be sold, transferred, assigned, pledged or hypothecated in violation of the Security Act, or the applicable securities laws of any state; and

                  (c) The certificates representing all of the Gift Shares to be delivered pursuant to this Agreement, shall bear a restrictive legend in substantially the following form and shall be subject to the imposition of a standard stop transfer order on the books and records of TSCI:

                  "The Shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act; receipt of a 'no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Issuer that registration is no required under said Securities Act."

         5. EXPENSES. The Donee and Hafesh shall bear his and its own expenses in connection with the preparation for and consummation of the transaction contemplated by this Agreement.

         6. ACCESS AND INFORMATION. Hafesh shall afford to the Donee and his accountants, counsel and other duly authorized representatives access, during normal business hours and on reasonable advance notice, during the period after execution of this Agreement and prior to the Hafesh Closing, the right to make copies of all properties, books, contracts, commitments and records (including but not limited to tax returns) concerning TSCI that Hafesh happens to have stored for TSCI. In the event the Hafesh Closing does not take place as hereinabove provided, and except for publicly available information or material, the Donee shall return to Hafesh all documents, work papers and other material obtained by or on his behalf as a result of this Agreement or in connection herewith whether obtained before or after the execution hereof, and the Donee shall hold such information in confidence until such time as such information is otherwise publicly available.

         7. NO BREACH. The execution and delivery of this Agreement does not, and the consummation by the Donee and Hafesh of the transactions contemplated hereby will not, violate any provision of, or result in a default or acceleration of any obligation under, or result in any change in the rights or obligations of the Donee, Hafesh or TSCI under any lien, agreement, contract, instrument, order, arbitration award, judgment, or decree to which the Donee, Hafesh or TSCI, is a party or by which the Donee, Hafesh or TSCI is bound, or to which any property of the Donee, Hafesh or TSCI is subject. No default or breach will occur in any material respect by virtue of the consummation of the transactions contemplated herein under any material contract, agreement, indenture or other instrument entered into by the Donee, Hafesh or TSCI;

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         8.  CONFIDENTIALITY AND PUBLICITY.  Due to the nature of the discussion being conducted hereunder, the parties hereby covenant and agree, one to the other, to keep all joint discussions, this Agreement and all other documents related hereto, or which may be reviewed by the parties hereto, their agents or affiliates, as part of the due diligence process described above, in strict confidence. Neither party shall make any public announcement of the transactions contemplated hereby without the prior consent of the other party hereto, except that any party may make such disclosures as are, in the opinion of its counsel, required by any applicable law, rules or regulations, in which event the party making such disclosure shall give the other party notice of and a copy of the text or proposed text of such disclosure, and shall use its best efforts to provide such notice and copy to the other party prior to making the required disclosure.

         9. MISCELLANEOUS. (a) This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement. (b) Each party shall at all times keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new principal place of business or residence. (c) All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service, to each of the parties at the address appearing herein, and shall count from the date of mailing or the validated airbill. (d) A modification or waiver of any of the provisions of this Agreement or any amendment to this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. (e) The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature or kind.
(f) Each party is, shall be, and be deemed to be, an independent contractor in the performance of its duties hereunder, any law of any jurisdiction to the contrary notwithstanding. (g) This Agreement is binding upon and shall inure to the benefit of and shall be enforceable against the parties hereto and their respective successors and assigns. (h) This Agreement shall not be assigned or amended without the prior written consent of the other party. (i) This Agreement represents the entire agreement and understanding of the parties with respect to the subject matter hereof. There are no representations, warranties and/or covenants not set forth herein.

If the foregoing correctly sets forth our understanding and agreement, please confirm the accuracy and completeness of this Agreement by signing the enclosed copy in the indicated space and returning the executed document to the undersigned as soon as practicable.



                                          Very truly yours,

                                          /s/ ANTHONY BERTUZZI
                                          --------------------------------------
                                              Anthony Bertuzzi



AGREED TO AND ACCEPTED:

/s/ JOSEPH W. HAFESH
---------------------------
    Joseph W. Hafesh

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